[LETTERHEAD OF MPEG LA®]

VIA DHL

December 14, 2001

Dear Licensee:

This letter constitutes an Agreement by and between MPEG LA® and the undersigned Licensee that any and all prior MPEG-2 Patent Portfolio Licenses are hereby cancelled upon the effectiveness of the attached MPEG-2 Patent Portfolio License.

Best Regards,

/s/ Baryn S. Futa
Baryn S. Futa
Manager and CEO
MPEG LA, L.L.C.

Agreed to:

Licensee: Scopus Network Technologies Ltd.

By: /s/	Date: January 28, 2002
(authorized signatory)

LIMITED LIABILITY COMPANY
WORLD HEADQUARTERS DENVER COLORADO USA

MPEG-2 PATENT PORTFOLIO LICENSE

This Agreement is made this 1st day of January, 2002, by and between MPEG LA, L.L.C., a limited liability company of Delaware having a principal place of business in Denver, Colorado, U.S.A., (hereinafter “Licensing Administrator”); and Scopus Network Technologies Ltd, having a principal place of business at 10 Ha’amal, Street, Park Afek, Rosh Ha’ayin, 48092 Israel (hereinafter “Licensee”).

WHEREAS, ISO/IECJTC 1 and The International Telecommunications Union have jointly adopted an international standard relating to video data compression and data transport, formally known as ISO/IEC 13818-1 and 13818-2, and referred to in this Agreement as the “MPEG-2 Standard” (as more fully defined herein below);

WHEREAS, Canon Inc., a corporation of Japan, having a principal place of business in Tokyo, Japan; The Trustees of Columbia University in the City of New York, a not-for-profit corporation of New York, U.S.A., having a principal place of business in New York City; New York, U.S.A.; France Télécom, société anonyme, a corporation of France. having a principal P006 place of business in Paris, France; Fujitsu, Limited, a corporation of Japan, having a principal place of business in Kawasaki, Japan; GE Technology Development, Inc, a corporation of Delaware, U.S.A., having a principal place of business in Princeton, New Jersey, U.S.A.; General Instrument Corporation, a corporation of Delaware, U.S.A. having a principal place of business in Horsham Pennsylvania, U.S.A; Hitachi, Ltd., a corporation of Japan, having a principal place of business in Tokyo, Japan; KDDI Corporation, a corporation of Japan, having a principal place of business in Tokyo, Japan; Koninklijke Philips Electronics N.V. (“PENV”), a corporation of The Netherlands, having a principal place of business in Eindhoven, The Netherlands, and U.S. Philips Corporation (“USPC”), a corporation of Delaware, U.S.A., having a principal place of business in Tarrytown, N.Y., U.S.A. (PENV and USPC being hereinafter referred to, individually or collectively, as “Philips”); Matsushita Electric Industrial Co., Ltd., a corporation of Japan, having a principal place of business in Osaka, Japan; Mitsubishi Electric Corporation, a corporation of Japan, having a principal place of business in Tokyo, Japan; Nippon Telegraph and Telephone Corporation, a corporation of Japan, having a principal place of business in Tokyo, Japan; Samsung Electronics Co., Ltd., a corporation of Korea, having a principal place of business in Seoul, Korea; SANYO Electric Co., Ltd., a corporation of Japan, having a principal place of business in Osaka, Japan; Scientific-Atlanta, Inc., a corporation of Georgia, U.S.A., having a principal place of business in Norcross; Georgia, U.S.A.; Sony Corporation, a corporation of Japan, having a principal place of business in Tokyo, Japan, Toshiba Corporation, a corporation of Japan; having a principal place of business in Tokyo, Japan and Victor Company of Japan, Limited, a corporation of Japan, having a principal place of business in Yokohama, Japan (hereinafter collectively the “Licensors” or individually Licensor,” as more fully defined in this Agreement), each own and have the right to license, or have the right to sublicense one or more patents, utility models and/or allowed patent or utility model applications published for opposition which claim apparatus and/or methods necessary for compliance with the MPEG-2 Standard (hereinafter referred to as “MPEG-2 Essential Patent(s)”);

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

WHEREAS; each Licensor believes that the MPEG-2 Standard represents a significant advance in the field of digital video data compression for transmission and storage, which will make available innovative new products and services to the public, and for this reason desires to encourage widespread adoption of the MPEG-2 Standard by video product and video service industries throughout the world;

WHEREAS, each Licensor has signed an ISO undertaking or hereby commits to make available licenses and/or sublicenses under any and all MPEG-2 Essential Patents licensable or sublicensable by the Licensor to any individual, company or other entity desiring such a license and/or sublicense on fair, reasonable and nondiscriminatory terms and conditions;

WHEREAS, each Licensor has granted the Licensing Administrator a worldwide, nonexclusive license and/or sublicense under all MPEG-2 Essential Patents licensable or sublicensable by the Licensor to allow the Licensing Administrator to grant worldwide, non-exclusive sublicenses under all such MPEG-2 Essential Patent(s) under the terms hereof;

WHEREAS, the Licensors desire to make available through the Licensing Administrator, license rights under their respective MPEG-2 Essential Patents in a single sublicense for the convenience of any individual, company or other entity desirous of acquiring such rights, thereby avoiding the need of such individual, company or other entity to obtain a separate license from each of the Licensors under its MPEG-2 Essential. Patent(s);

WHEREAS, the Licensing Administrator desires to grant MPEG-2 Patent Portfolio Licenses to all individuals, companies should other entities desiring such a license under tie terms and conditions set forth herein;

WHEREAS, nothing in this Agreement precludes the respective licensors from licensing or sublicensing-rights under individual MPEG-2 Essential Patent(s) to make, use, sell, or offer to sell products or processes including but not limited to the rights licensed in the MPEG-2 Patent Portfolio License;

WHEREAS, Licensee understands that this MPEG-2 Patent Portfolio License is offered for the convenience of Licensee and that Licensee is free to contact any Licensor to negotiate a license for any patent offered herein on terms and conditions different from those set forth herein which may be mutually acceptable to such Licensee and Licensor, and

WHEREAS, Licensee desires for its own convenience to obtain rights under the MPEG-2 Essential Patent(s) of all the Licensors in a single sublicense from the Licensing Administrator under the terms hereof.

NOW, THEREFORE, the Licensing Administrator AND Licensee AGREE AS FOLLOWS:

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

0.    EFFECTIVE DATE

0.1    This License Agreement shall be deemed effective as of June 1, 1994.

1.    DEFINITIONS

The definitions set forth in this Article shall apply to the following terms when used with initial capital letters in this Agreement, its attachments; and amendments hereto.

1.1
Affiliate - shall mean a corporation, company, or other entity which, now or hereinafter, directly or indirectly, controls, is controlled by or is under common control with a party. The term “control” as used in this Section 1.1 shall mean ownership of more than 50% of the outstanding shares representing the right to vote for directors or other managing offers of such corporation, company or other entity, or for a corporation, company or other entity which does not have outstanding shares, more than 50% of the ownership interest representing the right to make decisions for such corporation, company or other. entity; provided, however, such corporation, company or other entity shall be deemed an Affiliate only so long as such “control” exists.

1.2	Agreement - shall mean this sublicense between the Licensing Administrator and Licensee, including exhibits, attachments, amendments and modifications hereto.

1.3
Channel (Channels) - shall mean a single path for transmitting signals, including by way of example and without limitation, a path which is separated from another path by frequency division or time division.

1.4	Confidential Information - shall mean any information given to the Licensing Administrator pursuant to Article 5 of this Agreement which is designated “confidential” by Licensee.

1.5
Consumer Product - shall mean a Licensed Product, which is not an MPEG-2 Intermediate Product, Sold directly to an end user primarily for personal, family, or household use, including without limitation a cable television “set top box”, a direct satellite broadcast converter, and a personal computer having a manufacturer’s suggested retail price of less than $15,000 U.S. or the equivalent in the currency of another country. For purposes of this Agreement, an MPEG-2 Packaged Medium shall not be considered a Consumer Product.

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

1.6	Days - shall mean calendar days unless otherwise specifically stated in this Agreement.

1.7	Licensed Product (Licensed Products) - shall mean any product including software, licensed under Article 2 of this Agreement.

1.8
Licensors (Individually Licensor) - shall mean Canon Inc.; The Trustees of Columbia University in the City of New York; France Télécom, société anonyme; Fujitsu Limited; GE Technology Development, Inc.; General Instrument Corporation; Hitachi Ltd.; KDDI Corporation Koninklijke Philips Electronics N.V.; U.S. Philips Corporation; Matsushita Electric Industrial Co., Ltd.; Mitsubishi Electric Corporation; Nippon Telegraph and Telephone Corporation; Samsung Electronics Co., Ltd.;. SANYO, Electric Co., Ltd; Scientific-Atlanta, Inc.; Sony Corporation; Toshiba Corporation; and Victor Company of Japan, Limited subject to additions and deletions from time to time, identified in Attachment 1 hereto.

1.9	Manufacture (Manufactured) - shall mean fabrication, assembly, or otherwise making of substantially the entire finished MPEG-2 Royalty Product.

1.10
Movie - shall mean a single motion picture as well as related video materials typically packaged with the motion picture including, without limitation, previews of other motion pictures, information about the making of the motion picture or the artists appearing therein. Movie shall not include a second motion picture regardless of whether such second motion picture is related to the first.

1.11	MPEG-1 Standard - shall mean the MPEG-1 video standard as defined in ISO document IS 11172.

1.12
MPEG-2 Bundled Decoding Software - shall mean (i) any storage medium, including by way of example and without limitation, magnetic tape, magnetic disk and CD ROM, storing an operating system having one or more computer programs for decoding video information in accordance with the MPEG-2 Standard, and which is Sold; or (ii) an operating system having one or more computer programs for decoding video information in accordance with the MPEG-2 Standard, and which is directly distributed to an end user through electronic communication means. For purposes of this Agreement, MPEG-2 Bundled Decoding Software licensed or sold to a computer, manufacturer and loaded in a computer product Sold by the computer manufacturer shall be deemed an MPEG-2 Intermediate Product.

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

1.13
MPEG-2 Bundled Encoding Software - shall mean (i) any storage medium, incorporating an operating system having one or more computer programs for encoding video information into a format in compliance with the MPEG-2 Standard, and which is Sold, including by way of example and without limitation, magnetic tape, magnetic disk. and CD ROM; or (ii) an operating system having one or more computer programs for encoding video information into a format in compliance with the MPEG-2 Standard, and which is directly distributed to an end user through electronic communication means. For purposes of this Agreement, MPEG-2 Bundled Encoding Software licensed or sold to a computer manufacturer and loaded in a computer product Sold by the computer manufacturer shall be deemed an MPEG-2 Intermediate Product.

1.14
MPEG-2 Decoding Product - shall mean: (i) any instrumentality or combination of instrumentalities, including by way of example and without limitation: a television receiver, cable, terrestrial broadcast and satellite broadcast receiving equipment; a computer card; a camcorder; video telecommunications equipment; video packaged media playback equipment; and video game equipment, which is primarily designed in whole at in part, for decoding video information in accordance with the MPEG-2 standard, and which is Sold. For purposes of this Agreement, a computer or digital processor loaded with MPEG-2 Decoding Software or MPEG Bundled Decoding Software shall be deemed an MPEG-2 Decoding Product.

1.15
MPEG-2 Decoding Software - shall mean: (i) any storage medium, including by way of example and without limitation, magnetic tape, magnetic disk and CD ROM, storing one or more computer programs designed in whole or in part for decoding video information in accordance with the MPEG-2 Standard, and which is Sold; (ii) one or more computer programs designed, in whole or in part for decoding video information in accordance with the MPEG-2 Standard and which is directly distributed to an end user through electronic communication means; or (iii) one or more computer programs designed in whole or in part for decoding video information in accordance with the MPEG-2 Standard that are included in an MPEG-2, Packaged Medium together with video information in a format in compliance with the MPEG-2 Standard. MPEG-2 Decoding Software shall not mean software which is part of an operating system. For purposes of this Agreement, MPEG-2 Decoding Software licensed or sold to a computer manufactures and loaded in a computer product Sold by the computer manufacturer shall be deemed an MPEG-2 Intermediate Product.

1.16
MPEG-2 Distribution Encoding Product - shall mean an MPEG-2 Encoding Product which is primarily designed for encoding video information into a format in compliance with the MPEG-2 Standard and for commercial distribution of such encoded video information, including by way of example and without limitation, distribution by terrestrial broadcast, satellite broadcast, and cable transmission. For purposes of this Section 1.16, the term “distribution” shall not be construed to include distribution by way of MPEG-2 Packaged Medium.

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

1.17
MPEG-2 Encoding Product - shall mean any instrumentality or combination of instrumentalities, including by way of example and without limitation, television signal transmitting equipment, a computer card, a camcorder, video telecommunications equipment and consumer video recording equipment, which is primarily designed in whole or in part for encoding video information into a format in compliance with the MPEG-2 Standard, and which is Sold. For purposes of this Agreement, a computer or digital processor loaded with MPEG-2 Encoding Software or MPEG-2 Bundled Encoding Software shall be deemed an MPEG-2 Encoding Product.

1.18
MPEG-2 Encoding Software - shall mean: (i) any storage medium, including by way of example and without limitation, magnetic tape, magnetic disk and CD ROM, storing one or more computer programs designed for encoding video information into a format in compliance with the MPEG-2 Standard, and which is Sold; or (ii) one or more computer programs designed for encoding video information in compliance with the MPEG-2 Standard, and which is directly distributed to an end user through electronic communication means. MPEG-2 Encoding Software shall not mean software which is part of an operating system. For purposes of this Agreement, MPEG-2 Encoding Software licensed or sold to a computer manufacturer and loaded in a computer product Sold by the computer manufacturer shall be deemed an MPEG-2 Intermediate Product.

1.19
MPEG-2 Essential Patent - shall mean any Patent claiming an apparatus and/or method necessary for compliance with the MPEG-2 Standard under the laws of the country which issued or published the Patent.

1.20
MPEG-2 Intermediate Product - shall mean any instrumentality or combination of instrumentalities, including by way of example and without limitation an integrated circuit chip or chip set, a subsystem circuit board(s), firmware, and software, which is primarily designed to be used, alone or with other instrumentalities, to encode or decode video information in a format in compliance with the MPEG-2 Standard, or to produce a transport steam or program stream in accordance with the MPEG-2 Standard, but which is not a product that is Sold.

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

1.21
MPEG-2 Packaged Medium (Media) - shall mean any storage medium, including by way of example and without limitation magnetic tape, magnetic disk and optical dish, storing one or more MPEG-2 Video Events.

1.22
MPEG-2 Patent Portfolio - shall mean the portfolio of MPEG-2 Essential Patent(s) identified in Attachment 1 hereto, which portfolio may be supplemented or reduced from time to time in accordance with the provisions of this Agreement.

1.23
MPEG-2 Patent Portfolio Patent - shall mean an MPEG-2 Essential Patent under which a Licensor has the right to grant a license or sublicense to a third party with the right of such third party to grant sublicenses, and which is included in the MPEG-2 Patent Portfolio.

1.24
MPEG-2 Related Patent - shall mean any Patent which is not an MPEG-2 Essential Patent but which has one or more claims directed to an apparatus or a method that may be used in the implementation of a product or a service designed in whole or in part to exploit the MPEG-2 Standard under the laws of the country which issued or published the Patent.

1.25	MPEG-2 Royalty Product - shall mean a hardware and/or software product for which a royalty is payable to the Licensing Administrator hereunder.

1.26
MPEG-2 standard - shall mean the MPEG-2 video standard as defined in ISO documents IS 13818-1 (including annexes C, D, F, J and, K), IS 13818-2 (including annexes A, B, C and D, but excluding scalable extensions), and IS 13818-4 (only as it is needed to clarify IS 13818-2).

1.27
MPEG-2 Transport or Program Stream Product - shall mean any instrumentality or combination of instrumentalities for use alone or with other instrumentalities, which is primarily designed in whole or in part for generating and/or processing video information to provide an MPEG-2 transport stream or an MPEG-2 program stream as defined by the MPEG-2- Standard, and which is Sold. The term MPEG-2 Transport or Program Stream product shall not be construed to include one or more MPEG-2 Encoding Products.

1.28
MPEG-2 Video Event - shall mean video information having a normal playing time of any length up to and including 133 minutes encoded into a format in compliance with the MPEG-2 Standard that comprises video programming, including by way of example and without limitation, one or more movies, television shows, video games, video advertisements, music videos and short subject video clips, or any compilation of any of the foregoing.

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

1.29	Patent - shall mean any issued patent or issued utility model of any country, or any allowed patent application or allowed utility model application, published for opposition in any country.

1.30
Sale (Sold) - shall mean any sale, rental, lease, license or other form of distribution of an MPEG-2 Royalty Product to an end user, either directly or through a chain of distribution. For purposes of this Agreement, a Sale under this Section 1.30 shall be deemed to take place in the country where an end user takes delivery of the MPEG-2 Royalty Product which is the subject of the “Sale,” irrespective of the manner in which the “Sale” takes place.

1.31	White Book Standard - shall mean the document entitled VIDEO CD Specification version 2.0, published by Philips Consumer Electronics B.V., and dated April, 1995.

2.    LICENSING ADMINISTRATOR GRANT

2.1
MPEG-2 Intermediate Products. Subject to Paragraph 7.16.1 hereof and to the other terms and conditions of this Agreement, the Licensing Administrator hereby grants to Licensee a royalty-free, worldwide, nonexclusive, nontransferable sublicense under all MPEG-2 Essential Patent(s) in the MPEG-2 Patent Portfolio, to make, have made, use only by Licensee solely for internal development and testing purposes, and sell, offer for sale or otherwise distribute, MPEG-2 Intermediate Products. NO LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO CUSTOMERS OF LICENSEE TO USE MPEG-2 INTERMEDIATE PRODUCTS MANUFACTURED OR SOLD BY LICENSEE.

2.2
MPEG-2 Decoding Products, MPEG-2 Decoding Software, and MPEG-2 Bundled Decoding Software. Subject to the terms and conditions of this Agreement, the Licensing Administrator hereby grants to Licensee a royalty bearing worldwide, nonexclusive, nontransferable sublicense under all MPEG-2 Essential Patent(s) in the MPEG-2 Patent Portfolio to make, have made, use, and sell, offer for sale or otherwise distribute MPEG-2 Decoding Products, MPEG-2 Decoding Software, and MPEG-2 Bundled Decoding Software.

2.3
MPEG-2 Encoding Products, MPEG-2 Distribution Encoding Products, MPEG-2 Encoding Software, and MPEG-2 Bundled Encoding Software. Subject to Paragraph 7.16.2 hereof and to the other terms and conditions of this Agreement, the Licensing Administrator hereby grants to Licensee a royalty-bearing worldwide, nonexclusive, nontransferable sublicense under all MPEG-2 Essential Patent(s) in the MPEG-2 Patent Portfolio to make, have made, use for purposes other than encoding an MPEG-2 Video Event for recording on an MPEG 2 Packaged Medium, and sell, offer for sale or otherwise distribute MPEG-2 Encoding Products, MPEG-2 Distribution Encoding Products, MPEG-2 Encoding Software, and MPEG-2 Bundled Encoding Software. NO LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO CUSTOMERS OF LICENSEE TO USE MPEG-2 ENCODING PRODUCTS, MPEG-2 DISTRIBUTION ENCODING PRODUCTS, MPEG-2 ENCODING SOFTWARE, AND/OR MPEG-2, BUNDLED ENCODING SOFTWARE FOR ENCODING OR HAVING ENCODED ONE OR MORE MPEG-2 VIDEO EVENTS FOR RECORDING ON AN MPEG-2 PACKAGED MEDIUM FOR ANY USE OR DISTRIBUTION OTHER THAN PERSONAL USE OF LICENSEE’S CUSTOMER.

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

2.4
MPEG-2 Packaged Medium. Subject to the terms and conditions of this Agreement, the Licensing Administrator hereby grants to Licensee a royalty-bearing worldwide; nonexclusive, nontransferable sublicense under all MPEG-2 Essential Patent(s) in the MPEG-2 Patent Portfolio to use MPEG-2 Encoding Products, MPEG-2 Distribution Encoding. Products, MPEG-2 Encoding Software, and/or MPEG 2 Bundled Encoding Software, for encoding or having encoded one or more MPEG-2 Video Events for recording on an MPEG-2 Packaged Medium, and to sell, offer for sale or otherwise distribute MPEG-2 Packaged Medium.

2.5
MPEG-2 Transport or Program Stream Products. Subject to the terms and conditions of this Agreement, the Licensing Administrator hereby grants to Licensee a royalty-bearing worldwide, nonexclusive, nontransferable sublicense under all MPEG-2. Essential Patent(s) in the MPEG-2 Patent Portfolio to make, have mrade, use except for the purpose of generating a program stream or transport stream for recording on an MPEG-2 Packaged Medium, and sell, offer for sale or otherwise distribute MPEG-2 Transport or Program Stream Products.

2.6
No license or immunity is granted by either party hereto to the other party hereto, either directly or by implication, estoppel or otherwise, other than as expressly provided in Sections 2.1 through 2.5, 2.9, 7.3 and 7.4 of this Agreement.

2.7	Except as provided in Section 2.9 of this Agreement, the sublicenses granted in Sections 2.1 to 2.5 of this Agreement do not include the right of the Licensee to grant my further sublicenses;

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

2.8
IT IS UNDERSTOOD AND AGREED THAT ANY LICENSE GRANTED HEREIN SHALL NOT INCLUDE ANY RIGHT TO MAKE, HAVE MADE, USE, OR SELL ANY PRODUCT OR PROCESS CAPABLE OF COMPLYING SOLELY WITH THE MPEG-1 STANDARD AND NO OTHER PORTION OF THE MPEG-2 STANDARD, INCLUDING BUT NOT LIMITED TO A VIDEO-CD WHICH COMPLIES WITH THE WHITE BOOK STANDARD.

2.9
Extension of Sublicense to Affiliates. The sublicenses granted herein by the Licensing Administrator shall include the right of Licensee to grant further sublicenses to its Affiliates, subject to the condition that any and all Affiliates of Licensee receiving such. further sublicenses be identified in an attachment to this sublicense entitled “Licensed Affiliates.” Each sublicensed Affiliate shall be bound by the terms and conditions of this sublicense as if it were names herein in the place of the Licensee provided, however, that Licensee shall pay and account to the Licensing Administrator for royalties hereunder payable as a result of the activities of any and all sublicensed Affiliates. Any sublicense granted to an Affiliate shall terminate automatically and without notice on the date such Affiliate ceases to be an Affiliate.

2.9.1
Notice to Licensing Administrator of Sublicense Termination. In the event that a sublicense to an Affiliate of Licensee is terminated either as a result of the Affiliate ceasing to be an Affiliate, or as a result of a termination of the sublicense of the Affiliate by Licensee, Licensee shall notify the Licensing Administrator of the termination within ten (10) Days of such termination, and the attachment entitled “Licensed Affiliates” shall be modified to reflect such termination of an Affiliate.

2.9.2
Notice to Licensing Administrator of New Sublicense. In the event that Licensee grants a new further sublicense to either a new Affiliate or an existing Affiliate not previously sublicensed, such new further sublicense shall be effective immediately upon the grant thereof, provided that Licensee notifies the Licensing Administrator within ten (10) Days of the grant of such new further sublicense, and the attachment entitled “Licensed Affiliates” is modified to include the new sublicensed Sublicensed Affliate.

3.	ROYALTY AND PAYMENTS

3.1	Royalty. Licensee shall pay to the Licensing Administrator for the benefit of Licensors a running royalty throughout the term of this Agreement as follows:

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

3.1.1
MPEG-2 Decoding Product, MPEG-2 Decoding Software, MPEG-2 Bundled Decoding Software. The royalty for the sublicense granted pursuant to Section 2.2, hereof shall be four United States Dollars (U.S. $4.00) prior to January 1, 2002, and two and one half United States Dollars (U.S. $2.50) thereafter upon the Sale of each end product Manufactured or Sold in a country in which one or more MPEG-2 Patent Portfolio Patent(s) that would be infringed absent a license thereunder, is in force, where the end product is:

3.1.1.1	An MPEG-2 Decoding Product;

3.1.1.2	A copy of MPEG-2 Decoding Software; or

3.1.1.3	A copy of MPEG-2 Bundled Decoding Software.

3.1.2
MPEG-2 Encoding Product, MPEG-2 Encoding Software, and MPEG-2 Bundled Encoding Software. The royalty for the sublicense granted pursuant to Section 2.3 hereof shall be four United States Dollars (U.S. $4.00) prior to January 1, 2002, and two and one half United Dollars (U.S. $2.50) thereafter upon the Sale of each end product Manufactured or Sole in a country in which one or more MPEG-2 Patent Portfolio(s) that would be infringed absent a license thereunder, is in force, where the end product is:

3.1.2.1	An MPEG-2 Encoding Product;

3.1.2.2	A copy of MPEG-2 Encoding Software; or

3.1.2.3	A copy of MPEG-2 Bundled Encoding Software.

3.1.3
MPEG-2 Distribution Encoding Product. The royalty for teh sublicense granted pursuant to Section 2.3 hereof shall be L times four United States Dollars (L x U.S. $ 4.00) prior to January 1, 2002, and L times two and one half United States Dollars (L x U.S. $ 2.50) thereafter upon the Sale of each MPEG-2 Distribution Encoding Product Manufactured or sold as an end production in a country where one or more MPEG-2 Patent Portfolio Patent(s) that would be infringed absent a license thereunder, is in force, where L is the number of Channels of the MPEG-2 Distribution Encoding Product for providing video information encoded in a format in compliance with the MPEG-2 Standard.

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

3.1.4
Consumer Product. The royalty for the sublicense granted pursuant to Sections 2.2 and 2.3 hereof for a single self-contained end product having both MPEG-2 encoding and decoding capabilities shall be limited to six United States Dollars (U.S. $6.00) prior to January 1, 2002, and two and one half United States Dollars (U.S. $2.50) thereafter upon the Sale of each such end product Manufactured or Sold as a Consumer Product in a country where one or more MPEG-2 Patent Portfolio Patent(s) that would be infringed absent a license thereunder, is in force, where the Consumer Product:

3.1.4.1	Incorporates both an MPEG-2 Encoding Product and an MPEG-2 Decoding Product;

3.1.4.2	Is a copy of software that is both MPEG-2 Encoding Software and MPEG-2 Decoding Software; or

3.1.4.3	Is a copy of software that is both MPEG-2 Bundled Encoding Software and MPEG-2 Bundled Decoding Software.

3.1.5
MPEG-2 Transport or Program Stream Product. The royalty for the sublicense granted pursuant to Section 2.5 hereof shall be N times four United States Dollars (N x U.S. $4.00) upon the Sale of each MPEG-2 Transport or Program Stream Product Manufactured or Sold as an end product in a country in which one or more MPEG-2 Patent Portfolio Patent(s) that would be infringed absent a license thereunder, is in force, where N is the greater of the number of input or output transport or program streams of the MPEG-2 Distribution Transport or Program Stream Product.

3.1.6	MPEG-2 Packaged Medium. The royalty for the sublicense granted pursuant to Section 2.4 hereof upon the Sale of each copy of MPEG-2 Packaged Medium (manufactured or sold in a country in which one or more MPEG-2 Patent Portfolio Patent(s) that would be infringed absent a license thereunder is in force) containing one or more MPEG-2 Video Events encoded using an MPEG-2 Encoding Product an, MPEG-2 Distribution Encoding Product, an MPEG-2 Encoding Software and/or MPEG-2 Bundled Encoding Software prior to September 1, 2001, shall be four United States Cents (U.S. $0.04) for the first MPEG-2 Video Event on any MPEG-2 Packaged Medium, plus one United States Cent (U.S. $0.01) for each additional 30 minutes of video playing time or portion thereof on the same MPEG-2 packaged Medium. Notwithstanding the above, however, the royalty (i) shall not exceed four United States Cents (U.S. $0.04) for a single Movie; (ii) shall not exceed an additional two United States Cents (U.S. $0.02) for the second Movie contained on the same MPEG-2 Packaged Medium as the first Movie; and (iii) shall be one United States Cent (U.S. $0.01) for each MPEG-2 Packaged Medium having a normal playing time up to and including 12 minutes, but not more than 12 minutes, of video programming on the same MPEG-2 Packaged Medium which is encoded into a format in compliance with the MPEG-2 Standard.

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

3.1.7
MPEG-2 Packaged Medium. For the period commencing as of September 1, 2001 and ending on February 28, 2003, the royalty for the sublicense granted pursuant to Section 2.4 hereof upon the Sale of each copy of MPEG-2 Packaged Medium (manufactured or sold in a country in which one or more MPEG-2 Patent Portfolio Patent(s) that would be infringed absent a license thereunder, is in force) containing one or more MPEG-2 Video Events encoded using an MPEG-2 Encoding Product, an MPEG-2 Distribution Encoding Product, MPEG-2 Encoding Software and/or MPEG-2 Bundled Encoding Software, shall be three and one half United States Cents (U.S. $0.035) for the first MPEG-2 Video Event on any MPEG-2 Packaged, Medium, plus one United States Cent (U.S. $0.0.1) for each additional 30 minutes of video playing time or portion thereof on the same MPEG-2 Packaged Medium. Notwithstanding the, above, however, the royalty (i) shall not exceed three and one half United States Cents (US. $0.035) for a single Movie; (ii) shall not exceed an additional two United States Cents (U.S. $0.02) for the second Movie contained on the same MPEG-2 Packaged Medium as the first Movie; and (iii) shall be one United States Cent (U.S. $0.01) for each MPEG-2 Packaged Medium having a normal playing time up to and including 12 minutes, but not more than 12 minutes, of video programming on the same MPEG-2 Packaged Medium which is encoded into a format in compliance with the MPEG-2 Standard. .

3.1.8
MPEG-2 Packaged Medium. For the period commencing as of March 1, 2003 through the term of the License, the royalty for the sublicense granted pursuant to, Section 2.4. hereof upon the Sale of each copy of MPEG-2 Packaged Medium (manufactured or sold in a country in which one or more MPEG-2 Patent Portfolio Patent(s) that would be infringed absent a license thereunder, is in force) containing one or more MPEG-2 Video Events encoded using an MPEG-2 Encoding Product, an MPEG-2 Distribution Encoding Product, MPEG-2 Encoding Software and/or MPEG-2 Bundled Encoding Software; shall be three United. States Cents, (U.S. $0.03) for the first MPEG-2 Video Event on any MPEG-2 Packaged Medium, plus one United States Cent (US, $0.01) for each additional 30 minutes of video playing time or portion thereof on the same MPEG-2 Packaged Medium. Notwithstanding the above, however, the royalty (i) shall not exceed three United States Cents (U.S. $0.03) for a single Movie; (ii) shall not exceed an additional two United States Cents (U.S. $0.02) for the second Movie contained on the same MPEG-2 Packaged Medium as the first Movie; and (iii) shall be one United States Cent (U.S. $0.01) for each MPEG-2 Packaged Medium having a normal, playing time up to and including 12 minutes, but not more than 12 minutes, of video programming on the same MPEG-2 Packaged Medium which is encoded into a format in compliance with the MPEG-2 Standard.

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3.1.9	Subject to Paragraph 3.1.4 of this Agreement, the royalties set forth in this Section 3.1 are additive as to each MPEG-2 Royalty Product to the extent that individual royalties are applicable thereto.

3.2
The Payment of Running Royalties Upon the Sale of MPEG-2 Decoding Products, MPEG-2 Decoding Software, MPEG-2 Bundled Decoding Software, MPEG-2 Encoding Products, MPEG-2 Encoding Software or any Combination of the Above Sold in a Single Self-Contained Product (for purposes of this Section 3.2, “Product(s)”).

3.2.1	Royalties pursuant to this Article 3 two payable upon the Sale of:

3.2.1.1
Products which allow the end user to decode and/or encode (consistent with the limitations set forth in Section 2.3) MPEG-2 compliant bit streams; provided, however that no royalty shall be payable upon the Sale of distribution of such Products when the Product is incorporated with and used with an MPEG-2 Royalty Product on which a royalty already has been paid to the Licensing Administrator pursuant to Article 3 hereof.

3.2.1.2	Products in which the, MPEG-2 functionality of the Product is encrypted, disabled or otherwise unusable only:

3.2.1.2.1	upon the distribution of a key :or other instrumentality allowing the Product to be used to decode and/or encode MPEG-2 compliant bit streams; or

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3.2.1.2.2	if the encryption, disablement or other method employed to prevent use is generally breached royalties for all such Products sold shall become payable pursuant to Article 3.

3.2.1.2.3
if Licensee fails to take reasonable steps to insure that the MPEG-2 functionality is encrypted, disabled or otherwise unusable, royalties for all such Products Sold shall become payable pursuant to Article 3.

3.2.1.3
MPEG-2 Decoding Software updates and/or MPEG-2 Encoding Software updates; provided, however, that no royalty shall be due if such update (i) is Sold or distributed for use in connection with an MPEG-2 Royalty Product upon which a royalty has been paid to the Licensing Administrator in accordance with Article 3 and (ii) the update which is Sold or distributed overwrites or otherwise renders not usable the preexisting MPEG-2 capability on the MPEG-2 Royalty Product which is upgraded.

3.3.    Payment Schedule.

3.3.1
Except as provided in Section 3.4 hereof, royalties payable pursuant to Section 3.1. of this Agreement that accrue after the latest signature date specified on the final page of this Agreement shall be payable by Licensee to the Licensing Administrator semiannually as previously agreed between Licensee and the Licensing Administrator in the term prior to this Agreement, or if there was no prior term, as measured from such signature date to the last business day of each six month period thereafter for MPEG-2 Royalty Products Manufactured or Sold during the immediately preceding semiannual period ending on the last business day of the second month preceding the month when royalties are payable. Such royalties shall be paid to the Licensing Administrator and shall be accompanied by a statement pursuant to Section 3.9 of this Agreement, which statement shall be deemed to be true and correct unless shown otherwise in an audit in accordance with Section 3.10 of this Agreement.

3.3.2
Back to Royalties. Any royalties pursuant to the above schedule which accrued during the period from June 1, 1994 to the latest signature date specified above shall be payable within thirty (30) Days of such signature date, together with accrued interest of 10% per annum and shall be accompanied by a royalty statement in accordance with Section 3.9 of this Agreement.

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3.4
Payments Upon Termination or Expiration. Within thirty (30) Days after the effective date of termination or expiration of this Agreement, Licensee shall pay the Licensing Administrator any and all amounts that are due pursuant to this Agreement as of the effective date of such termination or expiration, together with a royalty statement for such payment in accordance with Section 3.9 of this Agreement.

3.5.
Form of Payment. Any payment made under the provisions of this Agreement shall be made by check drawn on a bank(s) reasonably acceptable to the Licensing Administrator, by cashier’s, check drawn on immediately available, funds, or by other means of payment acceptable to the Licensing Administrator.

3.5.1	The amounts payable hereunder shall be paid to the Licensing Administrator by the Licensee in United States Dollars.

3.6
Taxes. In addition to the royalties set forth in Section 3.1 of this Agreement, Licensee shall pay or reimburse the Licensing Administrator for any and all taxes, such as sales, excise, value added, use taxes, and similar taxes of the Licensee, based on payments to be made hereunder in a jurisdiction(s) where such taxes are required. The royalties set forth in Section 3.1 of this Agreement shall be subject to withholding of any taxes of the Licensor required by applicable law.

3.6.1	At the Licensee’s request, the, Licensing Administrator shall file any certificate or other document which may cause any tax that is so payable by the Licensee to be avoided or reduced.

3.6.2
The Licensee shall not be required to pay or reimburse the Licensing Administrator for taxes based upon the net worth, capital, net income, or franchise of the Licensing Administrator, nor, taxes imposed upon the Licensing Administrator solely by reason of the Licensing Administrator’s doing business in or being incorporated in the jurisdiction imposing such taxes.

3.6.3
The Licensee shall reasonably cooperate with the Licensing Administrator in respect of mitigating any withholding taxes, including providing such information as may be required by the Licensing Administrator for purposes of obtaining refunds of any taxes withheld.

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3.6.4	The Licensing Administrator shall reasonably cooperate and provide such information as may be required by the Licensee for any purpose or reason relating to taxation.

3.6.5	If the Licensee in good faith contests any tax that is so payable or reimbursable by the Licensee, the Licensing Administrator shall reasonably cooperate in such contest at the Licensee’s expense.

3.6.6
The Licensing Administrator shall pass on to the Licensee any tax refunds received by the Licensing Administrator with respect to the Licensee’s previous payment or reimbursement of applicable taxes hereunder, if any.

3.7
Late Payments. Any payment required hereunder that is made late (including unpaid portions of amounts due) shall bear interest, compounded monthly, at the lesser of 10% per annum or the highest interest rate permitted to be charged by the Licensing Administrator under applicable law.

3.7.1	Any payment received more than fourteen (14) Days after becoming due as set forth in Section 3.3 of this Agreement shall be deemed late for purposes of this Agreement.

3.7.2
Any interest charged or paid in excess of the maximum rate permitted by applicable law shall be deemed the result of a mistake and interest paid in excess of the maximum rate shall be promptly credited or refunded (at Licensee’s option) to Licensee.

3.8
Dishonored Checks. If a payment due under this Agreement is made by Licensee’s check and the check is dishonored, the payment may at the Licensing Administrator’s option be deemed not to have been made. The Licensing Administrator may at its option, by written notice to Licensee, require subsequent payments to be made by cashier’s check in immediately available funds.

3.9
Statements. Licensee shall provide the Licensing Administrator with a statement for each period as defined in Sections 3.3.1, 3.3.2 and 3.4 showing in reasonable detail and separately identifying for each MPEG-2 Royalty Product both (i) the quantity Manufactured in each country and (ii) the quantity Sold in each country of any and all MPEG-2 Royalty Products Sold during such period by Licensee and its Affiliates, and a calculation of the royalties, if any, which are payable by virtue of such Manufacture and Sale of MPEG-2 Royalty Products during the period when the payment, if any, accrued.

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3.9.1	Such statements shall be certified by an employee of Licensee authorized to make such certification.

3.9.2
The Licensing Administrator shall maintain all information in such statements of Licensee as Confidential Information in accordance with Article 5 of this Agreement, except to the extent that the information is needed by the Licensing Administrator to report to the Licensors the aggregate royalties paid by all sublicensees of the Licensing Administrator. In no event shall the Licensing Administrator provide to any of the Licensors information on royalties paid on a licensee-by-licensee or country-by-country basis unless required by law.

3.10	Audits.

3.10.1
Books and Records. Licensee shall keep and maintain accurate and detailed books and records adequate for the Licensing Administrator to ascertain the royalties payable hereunder. Such books and records shall be maintained for three (3) years from the end of each period when royalties are payable.

3.10.2
Audit Rights. The Licensing Administrator shall have the right to audit or have audited the books and records of Licensee relating to payments hereunder for the sole purpose of verifying the amounts due and payable hereunder, not more than once per calendar year upon reasonable notice to the Licensee. All such audits shall be conducted during reasonable business hours of the Licensee.

3.10.2.1
Any such audit shall be performed by an independent certified public accountant(s) or equivalent (Auditor) reasonably acceptable to Licensee in the country where the audit is to take place. Licensee shall fully cooperate with Auditor in conducting such audit and shall permit Auditor to inspect and copy such portions of the Licensee’s books and records that the Auditor deems appropriate and necessary in accordance with the professional standards applicable to the Auditor in the country where the Audit is to take place.

3.10.2.2
The Auditor (and each member or employee thereof participating in the audit) shall agree not to disclose any information learned by the Auditor in the audit to any Licensor, nor use any such information, except for providing the Licensing Administrator with a statement of payments due by Licensee.

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3.10.2.3
The cost of an audit in accordance with Paragraph 3.10.2 of this Agreement shall be at the expense of the Licensing Administrator; provided, however, the Licensee shall bear the cost of the audit if the audit reveals any or underpayment which in the aggregate is greater than five percent (5%) of the amount actually due for the period being audited.

3.10.2.4
Licensee shall pay any shortfalls uncovered in accordance with Paragraph 3.10 of this Agreement, plus interest as set forth in Section 3.7 herein, within thirty (30) Days after receiving notice from the Licensing Administrator of such shortfall.

4.0 REPRESENTATIONS AND WARRANTIES

4.1	The Licensing Administrator represents and warrants that it has the authority, power and right to grant the rights and licenses to Licensee under this Agreement.

4.2.
The Licensing Administrator makes no representation or warranty that the MPEG-2 Patent Portfolio Patent(s) sublicensed hereunder includes all MPEG-2 Essential Patent(s) throughout the world, or that the making, using or selling of products, or providing services covered by the claims of the MPEG-2 Patent Portfolio Patent(s) licensed hereunder will not infringe, directly, contributorily or by inducement under the laws of the United States or under equivalents thereof under the laws of a country other than the United States, any patent or other intellectual property right of a party other than the MPEG-2 Patent Portfolio Patent(s).

4.3
Licensee represents and warrants that if is entering into this Agreement for its own convenience in acquiring patent rights necessary for compliance with the MPEG-2 Standard from multiple licensors in a single transaction rather than entering into separate license agreements with individual licensors, and that Licensee is fully aware that the patents in the MPEG-2 Patent Portfolio may not include all present and future MPEG-2 Essential Patent(s), and that this Agreement may not provide Licensee with all the patent rights needed to perform the activities contemplated by Licensee in entering into this Agreement. The Licensing Administrator and Licensee recognize that the Licensee has the right to separately negotiate a license with any or all of the Licensors under any and all of the MPEG-2 Patent Portfolio Patents under terms and conditions to be independently negotiated by each Licensor.

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4.4
Licensee represents and warrants that it has not granted an exclusive license under an MPEG-2 Essential Patent owned by Licensee and has not assigned an MPEG-2 Essential Patent in anticipation of entering into this Agreement. Notwithstanding anything to the contrary in this Agreement, Licensors reserve the right to grant to Licensing Administrator an exclusive license under any MPEG–2 Patent Portfolio Patent with respect to any particular party.

4.5	Each party represents and warrants that it will comply with all applicable laws, regulations or ordinances pertaining to its performance hereunder.

4.6
Each party represents and warrants that this Agreement and the transactions, contemplated hereby do not violate any agreements each party has with its agents, employees, or Affiliates or third parties.

4.7
Each party further represents and warrants that in executing this Agreement, it does not rely on any promises, inducements, or representations made by any party or third party with respect to this Agreement or any other business dealings with any party or third party, now or in the future.

4.8
Each party represents and warrants that it is not presently the subject of a voluntary or involuntary petition in bankruptcy or the equivalent thereof, does not presently contemplate filing any such voluntary petition, and does not presently have reason to believe that such an involuntary petition will be filed against it.

4.9	Other than the express warranties of this Article, there are NO OTHER WARRANTIES, EXPRESS OR IMPLIED.

5.	CONFIDENTIAL INFORMATION

5.1
For a period of five (5) years as measured from the first date of disclosure pursuant to this Agreement, the Licensing Administrator agrees to use reasonable care and discretion, at least commensurate with that degree of care it uses to protect similar information of its own, to avoid disclosure, publication, or dissemination of received Confidential Information, outside of those employees or consultant; of the Licensing Administrator who have a need to know Confidential Information.

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5.2
Disclosure by the Licensing Administrator of Confidential Information under Section 5.1 of this Agreement shall be permitted in the following circumstances; provided, that the Licensing Administrator shall have first given reasonable notice to Licensee that such disclosure is to be made:

5.2.1	In response to an order of a court or other governmental body;

5.2.2	Otherwise required by law; or

5.2.3	Necessary to establish rights under this Agreement.

5.3	Notwithstanding any other provisions of this Agreement, the obligations specified in Section 5.1 of this Agreement will not apply to any information that:

5.3.1	Is or becomes publicly available without breach of this Agreement; or

5.3.2	Is released for disclosure by written consent of the Licensee.

6.	TERM AND TERMINATION

6.1
Term and Certain Royalty Rates on Renewal. This Agreement shall expire on December 1, 2010. Upon expiration, Licensee shall have the right to renew this sublicense for successive five year periods for the life of any MPEG-2 Patent Portfolio Patent, subject to reasonable amendment of the royalty terms and rates set forth in this sublicense. Such reasonable amendment may take into account prevailing market conditions, changes in technological environment, and, available commercial products at the time of each five year renewal. In no event shall the royalty rates upon each renewal of this license increase, if at all, by more than 25% of the royalty rates set forth in this sublicense immediately prior to renewal. The preceding sentence, however, shall not apply to the Licensing Administrator’s request at the time of renewal that royalty rates for MPEG-2 Packaged Media which ultimately are offered for rental to consumers be higher than royalty rates for MPEG-2 Packaged Media set forth in this sublicense at the time of renewal. Such request for rates shall only be made by the Licensing Administrator, if at all, in the event that the majority of Licensees which are unaffiliated with entities which than own copyrights on Movies charge different rates for replication of MPEG-2 Packaged Media depending on whether such MPEG-2 Packaged Media is offered to consumers for sale or rental.

6.2
Termination for Material Breach. The Licensing Administrator shall have the right to terminate this Agreement upon breach of a material provision thereof by the Licensee. Such termination for material breach shall become effective upon the Licensing Administrator sending written notice to the Licensee specifying the breach, and the failure of the Licensee to demonstrate, to the satisfaction of the Licensing Administrator, that Licensee has cured such breach within sixty (60) Days of the Sending of such notice. The following are examples of acts or omissions which constitute a material breach of this Agreement:

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6.2.1.	Failure of the Licensee to make payments and provide statements in accordance with Sections 3.2, 3.3 and 3.9 of this Agreement;

6.2.2	Failure of the Licensee to maintain adequate books and records in accordance with Paragraph 3.10.1 of this Agreement or to permit an audit in, accordance with Paragraph 3.10.2 of this Agreement; or

6.2.3	Failure of the Licensee to grant licenses to MPEG-2 Essential Patent(s) licensable or sublicensable by Licensee in accordance with Sections 7.3 or 7.4 of this Agreement.

6.2.4	The foregoing list is by way of example and not limitation.

6.3
Partial Termination in the Event of Litigation. The Licensing Administrator, upon the instruction of a Licensor, shall terminate Licensee’s sublicense under any MPEG-2 Patent Portfolio Patent(s) licensed or sublicensed to the Licensing Administrator by such Licensor in the event that the Licensee has brought a lawsuit or other proceeding for infringement of an MPEG-2 Related Patent(s) and/or an MPEG-2 Essential Patent(s) against such Licensor, and Licensee has refused to grant the Licensor a license on fair and reasonable terms and conditions under the MPEG-2 Related Patent(s) and/or MPEG-2 Essential Patent(s) upon which the lawsuit or other proceeding is based. For purposes of this Section 6.3 only, the Licensor’s per patent share of royalties payable pursuant to Section 3.1 of this Agreement shall be presumed to be a fair and reasonable royalty rate for Licensee’s Patent(s) considering the essential nature of Licensor’s Patent(s) licensed hereunder.

6.4	Voluntary Termination. Licensee may terminate this Agreement by providing thirty (30) Days written notice, to the Licensing Administrator.

6.5.	Other Termination. This Agreement may be terminated by the Licensing Administrator upon the occurrence of the following events:

6.5.1
If Licensee files a petition in bankruptcy or the equivalent thereof, or is the subject of an involuntary petition in bankruptcy that is not dismissed within sixty (60) Days after the filing date thereof, or is or becomes insolvent, or admits of a general inability to pay its debts as they become due.

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6.5.2	Upon the de facto or de jure nationalization or expropriation of Licensee by governmental or military action, whether or not with valid authority.

6.5.3
Upon any failure by Licensee to provide, within thirty (30) Days after written notice from the Licensing Administrator, satisfactory and adequate assurances that Licensee is able and willing to fully and effectively perform its obligations under this Agreement.

6.5.4
In the event that any of the events listed in Sections 6.5.1, 6.5.2 or 6.5.3 hereof occur, this Agreement may be terminated by the Licensing Administrator upon thirty (30) Days written notice to Licensee, without right to cure.

6.6	Survival. The following provisions of this Agreement shall survive expiration or termination of this Agreement:

6.6.1	The obligation of Licensee to pay all royalties accrued as of the effective date of expiration or termination pursuant to Section 3.4 hereof;

6.6.2	The obligation of Licensee to provide statements under Section 3.9 of this Agreement; and

6.6.3	The obligation of the Licensing Administrator to grant confidentiality under Article 5 of this Agreement.

7.    MISCELLANEOUS PROVISIONS

7.1   Assignment.

7.1.1
In the event that the right of the Licensing Administrator to grant MPEG-2 Limit Portfolio Licenses is transferred to a successor Licensing Administrator, this Agreement shall be deemed assigned to the successor Licensing Administrator.

7.1.2
This Agreement may not be assigned by the Licensee, other than to a successor of the entire interest of an Affiliate or business division of Licensee manufacturing or selling Licensed Products, or providing a service in compliance with the MPEG-2 Standard, or to a purchaser of substantially all of the assets of Licensee or such Affiliate or business division thereof.

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7.2   Notice.

7.2.1
All notices required or permitted under this Agreement shall be sent by either Certified Mail with return receipt requested, overnight delivery by commercial or other service which can verify delivery, fax to the number indicated herein, or by e-mail to the address indicated herein. Such notice so sent shall be effective as of the date it is sent. Notwithstanding anything to the contrary herein, amendments to Attachment 1 hereto, if any, shall be effective upon the posting, of the new Attachment 1 on the website of the Licensing Administrator and such posting shall constitute notice pursuant to this Section.

7.2.2	All notices from the Licensing Administrator to Licensee shall be sent to:

Name:	Hanita Rosenthal
Title:	Marketing Communications Manager
Company:	Scopus Network Technologies Ltd.
Address:	10 Ha’amal Street, Park Afek, Rosh Ha’ayin, 48092 Israel

Tel:	011-972-3-9007764
Fax:	011-972-3-9007766
E-mail:	hanita@scopus.co.il

CC:

Name:	Ayala Vidan-Aronowitz
Title:	Controller
Company:	Scopus Network Technologies Ltd.
Address:	10 Ha’amal Street, Park Afek, Rosh Ha’ayin, 48092 Israel

Tel:	011-972-3-9007816
Fax:	011-972-3-9007888
E-mail:	ayaly_v@scopus.co.il

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7.2.3	All notices from the Licensee to the Licensing Administrator or its successor shall be sent to:

Baryn S. Futa
Manager and Chief Executive Officer
MPEG LA, LLC
250 Steele Street
Denver, Colorado, U.S.A. 80206
Tel: 303-331-1880
Fax: 303-331-1879
Email: bfuta@mpegla.com
Website: www.mpegla.com

7.3
Licensee Grant. Licensee agrees to grant a worldwide, nonexclusive license and/or sublicense under any and all MPEG-2 Essential Patent(s) that Licensee or its Affiliate(s), if any, has the right to license and/or sublicense, to any Licensor or any sublicensee of the Licensing Administrator for desiring such a license and/or sublicense on fair and reasonable terms and conditions. For purposes of this Section 7.3 only, the Licensors’ per patent share of royalties payable pursuant to Section 3.1 of this Agreement shall be presumed to be a fair and reasonable royalty rate for the aforementioned license and/or sublicense to be granted by the Licensee.

7.3.1	Licensee’s obligation to grant licenses and/or sublicenses pursuant to Section 7.3 of this Agreement shall be effective upon execution of this Agreement.

7.4
Licensee’s Option. In lieu of Section 7.3 Licensee shall have the option to hereby grant a worldwide, nonexclusive, nontransferable, except to a successor Licensing Administrator, license and/or sublicense under any and all of its MPEG2 Essential Patent(s) to the Licensing Administrator with the right by the Licensing Administrator to grant MPEG-2 Patent Portfolio Licenses that include the MPEG-2 Essential Patent(s) that Licensee or its Affiliate(s) if any, has the right to license or sublicense. Licensee shall identify to the Licensors any and all of its patents and patents of its Affiliate(s), if any, which Licensee believes in good faith to be MPEG-2 Essential Patent(s). Licensors shall determine whether each of the patent(s) identified by Licensee is an MPEG2 Essential Patent(s) according to an established procedure applicable to all new patents identified to the Licensors. The terms and conditions of the license and/or sublicense granted by the Licensee to the Licensing Administrator under this Section 7.4 shall be identical to the terms and conditions of the license and/or sublicense granted by each Licensor to the Licensing Administrator. If Licensee elects the option set forth in this Section 7.4, it shall be required to enter into an agreement referred to as the “Agreement Among Licensors” which has been entered into by all Licensors.

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7.5	Licensee Covenants.

7.5.1
Licensee hereby covenants to promptly notify the Licensing Administrator in the event that any allowed patent application(s) published for opposition, which is licensed or sublicensed to the Licensing Administrator pursuant to Section 7.4 of this Agreement as an MPEG-2 Essential Patent(s), does not issue as an MPEG-2 Essential Patent(s).

7.5.2
Licensee shall promptly identify to the Licensing Administrator each patent(s), except for MPEG-2 Patent Portfolio Patents of the Licensors, licensable or sublicensable by Licensee or its Affiliate(s), if any, which Licensee believes in good faith to be an MPEG-2 Essential Patent(s) within fourteen (14) Days of execution of this Agreement.

7.5.3
In the event that Licensee has granted an exclusive license to a third party under an MPEG-2 Essential Patent(s) prior to the date of execution of this Agreement, Licensee shall advise the Licensing Administrator of such an exclusive license and identify to the Licensing Administrator such third party.

7.6   Licensing Administrator Covenants.

7.6.1
The Licensing Administrator covenants that if during the term of this Agreement, it acquires rights to grant sublicenses under additional MPEG-2 Essential Patent(s), the MPEG-2 Patent Portfolio License herein will be supplemented to include such additional MPEG-2 Essential Patent(s).

7.6.2
The Licensing Administrator covenants that, with the exception of partial termination under Section 6.3 of this Agreement, any deletion from the MPEG-2 Patent Portfolio shall occur only upon a determination by the Licensors, or upon a final adjudication of a tribunal of competent jurisdiction from which no appeal is taken or allowed, that the deleted Patent(s) is invalid or unenforceable in the country which issued or published the Patent(s), and that any addition to the MPEG-2 Patent Portfolio shall occur only upon the determination by the Licensors that the additional Patent(s) is an MPEG-2 Essential Patent(s) in the country which issued or published the Patent(s).

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7.6.3
The Licensing Administrator further covenants that if any Patent(s) in the MPEG-2 Patent Portfolio is found not to be an MPEG-2 Essential Patent(s) in the country which issued or published the Patent(s), either by the Licensors or upon a final adjudication of a tribunal of competent jurisdiction from which no appeal is taken or allowed and such Patent(s) is to be deleted from the MPEG-2 Patent Portfolio, the Licensing Administrator shall give notice to Licensee of such deletion, and Licensee shall have the option to retain its sublicense under the deleted Patent(s) for the remainder of the term of this Agreement, including any renewal pursuant to Section 6.1 hereunder.

7.6.4	The Licensing Administrator covenants that it shall not delete from or add to the MPEG-2 Patent Portfolio for reasons other than stated in Paragraphs 7.6.1. and 7.6.2 and Section 6.3 herein.

7.6.5	The Licensing Administrator covenants that the royalties set forth in Section 3.1 of this Agreement shall not increase during the term of this Agreement, as set forth in Article 6 of this Agreement.

7.7
Most Favorable Royalty Rates. Except as provided in Paragraph 7.7.1 of this Agreement, in the event that the Licensing Administrator grants an MPEG-2 Patent Portfolio License to another party with royalty rates more favorable than those set forth in Section 3.1 of this Agreement, whether or not such more favorable royalty rates are on terms and/or conditions that are different than those set forth herein, the Licensing Administrator shall send written notice to Licensee specifying the more favorable royalty rates and, any terms and/or conditions that are different than those set forth herein within thirty (30) Days of the granting of the MPEG-2 Patent Portfolio License providing for such more favorable royalty rates. Licensee shall be entitled to an amendment of this Agreement to the extent of providing for royalty rates as favorable as that available to such other party within thirty (30) Days of sending written notice to the Licensing Administrator requesting such amendment; provided, however, that this Agreement shall also be amended to include any additional benefits to the Licensing Administrator. Any amendment made pursuant to this Section 7.7 shall be effective as of the date it is made, and such more favorable royalty rates shall not be retroactively applicable in favor of the Licensee, and shall not be a basis for claiming any refund of royalties paid prior to such effective date.

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7.7.1	Section 7.7 shall not apply to:

7.7.1.1	Settlement of litigation;

7.7.1.2	Determination by the Licensing Administrator of back royalties owed by a sublicensee;

7.7.1.3	Compromise or settlement of royalty payments owed by a sublicensee in financial distress;

7.7.1.4	Individual licenses or sublicenses granted by a Licensor to a third party;

7.7.1.5	An order of a court or an administrative body; and

7.7.1.6	An unauthorized act of the Licensing Administrator.

7.8	Freedom of Independent Development. Nothing in this Agreement shall be construed as prohibiting or restricting Licensee from independently developing competitive video products or video services.

7.9
Relationship. Nothing in. this Agreement shall be construed to create a principal-agent relationship, partnership or joint venture between the parties, or give rise to any fiduciary duty from one party to the other party.

7.10
Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable or contrary to law, the remaining provisions of the Agreement will remain in full force and effect.

7.11
No Waiver. The failure of either party at any time to require performance by the other party of any provision of this Agreement shall not be construed as acquiescence or waiver of such failure to perform such provision. The failure of either party to take action upon the breach of any provision of this Agreement shall not be construed as acquiescence or waiver of any such breach.

7.12	Binding on Successors. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns to the extent assignment is permitted by this Agreement.

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

7.13
Article and Section Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not in any way control the meaning or interpretation of this Agreement.

7.14
Representation of Counsel; Mutual Negotiation. Each party has been represented by counsel of its choice in negotiating this Agreement. This Agreement shall therefore be deemed to have been negotiated at arms length, with the advice and participation of counsel, and prepared at the joint request, direction, and instruction of the parties, and shall be interpreted in accordance with its terms without favor to any party.

7.15	English Language. The parties have required that this Agreement and all documents relating thereto be drawn up in English.

7.16	Notice to Customers.

7.16.1
MPEG-2 Intermediate Products Notice: Licensee agrees, to provide to its customers or any other party that receives from it an MPEG-2 Intermediate Product licensed under Section 2.l of this Agreement a notice which specifies that: “USE OF THIS PRODUCT IN ANY MANNER THAT COMPLIES WITH THE MPEG-2 STANDARD IS EXPRESSLY PROHIBITED WITHOUT A LICENSE UNDER APPLICABLE PATENTS IN THE MPEG-2 PATENT PORTFOLIO, WHICH LICENSE IS AVAILABLE FROM MPEG LA, L.L.C., 250 STEELE STREET, SUITE 300, DENVER, COLORADO 80206.”

Licensee understands that the license granted pursuant to Section 2.1 of this Agreement is conditioned on the Licensee providing the notice specified in this Section.

7.16.2
MPEG-2 Packaged Media Notice: Licensee agrees to provide to its customers or any other party that receives from it an MPEG-2 Encoding Product, an MPEG-2 Distribution Encoding Product, MPEG-2 Encoding Software or MPEG-2 Bundled Encoding Software licensed under Section 2.3 of this Agreement a notice which specifies that. “ANY USE OF THIS PRODUCT OTHER THAN CONSUMER PERSONAL USE IN ANY MANNER THAT COMPLIES WITH THE MPEG-2 STANDARD FOR ENCODING VIDEO INFORMATION FOR PACKAGED MEDIA IS EXPRESSLY PROHIBITED WITHOUT A LICENSE UNDER APPLICABLE PATENTS IN THE MPEG-2 PATENT PORTFOLIO, WHICH LICENSE IS AVAILABLE FROM MPEG LA, L.L.C., 250 STEELE STREET, SUITE 300, DENVER, COLORADO 80206.”

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

Licensee understands that the license granted pursuant to Section 2.3 of this Agreement is conditioned on the Licensee providing the notice specified in this Section.

7.17	Bankruptcy.

7.17.1
In the event that the Licensing Administrator should file a petition under the federal bankruptcy laws, or that an involuntary petition shall be filed against the Licensing Administrator; the parties intend that Licensee shall be protected in the continued enjoyment of its rights as licensee under the MPEG-2 Patent Portfolio Patents sublicensed hereunder to the maximum feasible extent including, without limitation, if it so elects, the protection conferred upon licensees under 11 U.S.C. Section 365(n). The Licensing Administrator agrees that it will give Licensee notice of the filing of any voluntary or involuntary petition under the federal bankruptcy laws.

7.17.2
The MPEG-2 Patent Portfolio Patents sublicensed hereunder shall be deemed to be “intellectual property” as the term is defined in 11 U.S.C. Section 101(52). All written agreements entered into in connection with the parties’ performances hereunder from time to time shall be considered agreements “supplementary” to this Agreement for purposes of said Section 365(n).

7.18
Choice of Law. The validity, construction and performance of this Agreement shall be governed by the substantive law of the State of New York, United States of America, without regard to the conflict of law rules in the jurisdiction where a claim arising from this Agreement is brought.

7.19
No Third Party Beneficiaries. Nothing in this Agreement shall be construed to give rise to any obligation on either party hereto for the benefit of a third party other than the Licensors or to confer any rights on any third party other than the Licensors.

7.20	Entire Agreement.

7.20.1
The provisions of this .Agreement, including its attachments and any amendments, constitute the entire agreement between the parties, and supersede any and all prior communications and understandings, oral or written between the parties relating to the subject matter hereof.

MPEG-2 PATENT PORTFOLIO
LICENSE (cont’d.)

7.20.2
Except for supplementation of or deletion from the MPEG-2 Patent Portfolio by the Licensing Administrator, no amendment of this Agreement shall be effective unless such amendment is in writing and specifically references this agreement, and is signed by all parties hereto. The Licensing Administrator shall promptly notify Licensee of any supplementation of or deletion from the MPEG-2 Patent Portfolio.

7.21	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.    USE OF MPEG LA, L.L.C. NAME AND LOGO

Subject to the written approval of the Licensing Administrator, which approval shall not be unreasonably withheld: (1) Licensee shall have the right to indicate on or in connection with its MPEG-2 Royalty Products licensed hereunder that such products are licensed by the Licensing Administrator, and (2) Licensee shall have the right to use an MPEG LA, L.L.C. logo on or in connection with its MPEG-2 Royalty Products licensed hereunder.

(Licensee) Scopus Network Technologies, Ltd.

Date: _______________	By:	/s/ Ovadia Cohen
Ovadia Cohen

MPEG LA, L.L.C.

Date: _______________	By:	/s/
Baryn S. Futa, Manager and CEO

Page 1 of 14	MPEG-2 Attachment 1	October 1, 2001

CANON INC.
US 4,982,270
JP 2,674,059

COLUMBIA UNIVERSITY
US Re 35,093
CA 2,096,431-C
DE 69129595
DE 69130329
FR 0564597
FR 0630157
GB 0564597
GB 0630157
JP 2,746,749

FRANCE TELECOM (CNET)
US 4,796,087
DE 3767919
Fl 86241
FR-2599577
GB 0248711
IT 0248711
SE 0248711

FUJITSU
US 5,235,618
CA 2,029,320
DE 69030056.5
FR 0431319
GB 0431319
JP 2,787,599

Page 2 of 14	MPEG-2 Attachment 1	October 1, 2001

GE TECHNOLOGY DEVELOPMENT, INC.

US 4,706,260

US 4,813,056
DE 3855203 T2
FR 0395709
GB 0395709
HK 1,004,307
JP 2,790,509
SG 63561

US 5,426,464

US 5,486,864
CN 94105749
DE 69421444
ES 2,140,477
FR 0624983
GB 0624983
IT 0624983
KR 291492
MX 188411
RU 2,115,261 0
TR 28291
TW NI-092150

Page 3 of 14	MPEG-2 Attachment 1	October 1, 2001

US 5,491,516
AT 167015
BR PI 9405710-9
DE 69410781.6
ES 2,117,252
FR 0679316
GB 0679316
IN 183230
1T 50123 BE 98
KR 282981
MX 187475
MY 109889-A
PT 0679316
RU 2,115,458
SE 0679316
TR 27398
TW NI-66422
VN 526
.

US 5,600,376
IN 181018

US 5,796,743
KR 283710
MX 201309
MY 112121
TW NI-070615

GENERAL INSTRUMENT CORPORATION
US 4,394,774†

US 4,698,672

US 5,068,724
AU 627421-B2
NO 179890-C
TW NI-52990

________________________
† Expired December 15,1998

Page 4 of 14	MPEG-2 Attachment 1	October 1, 2001

US 5,091,782
AT 139402-TI
AU 627684-B2
CA 2,038,043-C
DE 69120139-T2
DK 0451545 T3
ES 2088440-T3
FR 0451545
GB 0451545
GR 3020736
IT 0451545
NO 178419-C
NO 178420-C
TW NI-50643

HITACHI, LTD.
US 5,093,720

KDDI CORPORATION
JP 2,666,793

MATSUSHITA
JP 1,835,550
US Re 35;910
AU 612543-B2
CA 2,016,523-C
CH 0397402
DE 69027710
ES 2091790
FR 0397402
GB 0397402
IT 0397402
JP 1,949,701
JP 2,695,244
KR 63,471
NL 0397402
SE 0397402

Page 5 of 14	MPEG-2 Attachment 1	October 1, 2001

US 5,223,949

US Re 36,015

US Re 36,507

US 5,412,430
FR 0526163
GB 0526163
JP 2,699,703
NL 0526163

US 5,184,107
JP 2,684,941

JP 2,524,044

JP 2,794,899

JP 2,828,095

MITSUBISHI
US 4,954,892
CA 2,000,156-C
DE 68913508-T2
FR 0382892
GB 0382892
HK 1008133
IT 0382892
JP 2,100,607
KR 58,957
SE 0382892

Page 6 of 14	MPEG-2 Attachment 1	October 1, 2001

US 5,072,295
AU 625476-B2
CA 2,023,543-C
DE 69027820-T2
FI 98421-B
FR 0414193
GB 0414193
HK 1008129
IT 0414193
JP 2,128,624
KR 77,808
NL 0414193
NO 306749
SE 0414193
SG 45452

US 5,949,489
CA 2,234,391
JP 2,924,431
JP 3,127,956

US 5,963,258
CA 2,234,387
SG 65597

US 5,970,175

US 5,990,960

US 6,002,439

US 6,097,759
CA 2,327,489

US 6,188,794

JP 1,869,940

JP 2,510,456

JP 2,577,745

JP 2,814,819

Page 7 of 14	MPEG-2 Attachment 1	October 1, 2001

JP 2,924,430
CA 2,065,803
NO 307200
SG 64870

JP 3,019,827

NIPPON TELEGRAPH AND TELEPHONE CORPORATION (NTT)

JP 1,939,084

JP 2,562,499

PHILIPS

US 4,849,812
CN 1013425-B
DE 3871998-T2
FR 0282135-B
GB 0282135-B
IT 0282135-B
JP 2,534,534-B2
KR 9700364-B1
TW 29492-B

US 4,901,075
AT 260748-B
CN 1011459B
DE 3750206-C0
FR 0260748-B
GB 0260748-B
IT 0260748-B
JP 2,711,665
KR 118698
NL 0260748-B
SE 0260748-B
TW 35350-B
'

Page 8 of 14	MPEG-2 Attachment 1	October 1, 2001

US 5,021,879
DE 3855114-B
FR 0290085-13
GB 0290085-B
JP 2,630,809-B

US 5,027,206
AT E 131335
AU 634173-B
BE 0359334-B
CH 0359334-B
CN 1018695-B
DE 68925011-B
ES 0359334-B
FI 92127
FR 0359334
GB 0359334-B
GR 0359334-B
HK 96-1695-B
IT 0359334-B
JP 2,961,131
KR 153275
LU 0359334
NL 0359334
SE 0359334
SG 9692026

US 5,128,758
JP 2,791,822
MX 172405-B

US 5,179,442

US 5,333,135
DE 69415698
FR 0609936
GB 0609936
MX 185421

Page 9 of 14	MPEG-2 Attachment 1	October 1, 2001

US 5,606,539
AT E157830-B
BE 0460751-B
DE 69127504-B
DK 0460751-B
FR 0460751-B
GB 0460751-B
IT 0460751-B
KR 239837
NL 0460751-B
SE 0460751-B

US 5,608,697

US 5,699,476
AU 641726
DE 69109346.6
DK 0443616
FI 101442
FR 0443676
GB 0443676
HK 96-615
IT 0443676
NL 0443676
SE 0443676
SG 9690467.7

US 5,740,310

US 5,844,867
SAMSUNG ELECTRONICS CO., LTD.

US 5,461,421
JP 3,159,853
KR 0166722

US 5,467,086
JP 2,665,127
KR 166716

Page 10 of 14	MPEG-2 Attachment 1	October 1, 2001

US 5,654,706
DE 69321781
FR 0580454
GB 0580454
HK 1008711
KR 95,631

KR 132895

SANYO ELECTRIC CO., LTD.
JP 2,812,446

SCIENTIFIC ATLANTA
US 5,419,782
AU 683134
CA 2,180,363
JP 2,940,638
MX 190,776

US 5,420,866
AU 687844
CA 2,186,368
JP 2,940,639

US 5,457,701
AU 680680
CA 2,180,342
JP 2,937,301

Page 11 of 14	MPEG-2 Attachment 1	October 1, 2001

SONY
US 4,864,393
DE 3854171-T2
GB 2205110-B2

US 5,191,436
DE 69127224
FR 0456433
GB 0456433
HK 1,014,415
JP 2,874,745
JP 2,877,225
JP 2,969,782

US 5,291,486
GB 2289194-B2
GB 2289195-B2

US 5,298,991
DE 69229153
FR 0527011
GB 0527011

US 5,343,248
JP 2,977,104

US 5,428,396

US 5,461,420
AU 672812
CN 45,549

Page 12 of 14	MPEG-2 Attachment 1	October 1, 2001

US 5,481,553
AU 673244-B2
BR 9404321-1
EG 20330
HK 1,013,575
HU 217744
IL 108787
KR 287490
MX 197,778
MY 110794
NZ 261907-B
PL 173287
RU 2,119,727
TR 28436-B
TW 66605-B

US 5,510,840
AT 0573665
DE 69227185
FR 0573665
GB 0573665
IT 0573665
NL 0573665

US 5,539,466
AT 0598904
AU 662548-B2
DE 69229229
FR 0598904
GB 0598904
IT 0598904

US 5,543,847

US 5,559,557
AU 669209-B2
CN 58,202
HK 1,013,573

US 5,663,763
AU 667970
CN 56,083

Page 13 of 14	MPEG-2 Attachment 1	October 1, 2001

US 5,666,461
AU 670288
CN 55,336
MY 109,945
TW 70,497

US 5,701,164

US 5,946,042

US 5,982,437

US 6,040,863

US 6,160,849

JP 2,712,645

TOSHIBA CORPORATION
US 5,317,397
JP 2,883,585

US 5,424,779
JP 2,755,851

US 5,467,136
JP 2,758,378

US 5,742,344
JP 2,883,592

Page 14 of 14	MPEG-2 Attachment 1	October 1, 2001

VICTOR COMPANY OF JAPAN, LIMITED (JVC)
US Re 34,965
DE 69024235
DE 69030819
FR 0379217-B
FR 0572046-B
GB 0379217-B
GB 0572046-B
JP 2,072,546
JP 2,530,217

US Re 35,158
DE 69031045
FR 0584840-B
GB 0584840-B
JP 2,137,325
NL 0584840-B

US 5,175,618
DE 69123705
DE 69131257
FR 0484140-B
FR 0683615
GB 0484140-B
GB 0683615
JP 2,830,881
JP 2,921,755
KR 94554

US Re 36,822
JP 2,962,012

Page 1 of 1	October 1, 2001

Addendum of Patents Removed From Attachment 1

GENERAL INSTRUMENT

DE	P3789373.8	removed as of October 1, 1999
FR	0266049	removed as of October 1, 1999
GB	0266049	removed as of October 1, 1999
IT	0266049	removed as of October 1, 1999

SONY

GB	2289196	removed as of October 1, 1999
GB	2259229	removed as of October 1, 1999

VICTOR COMPANY OF JAPAN, LIMITED (JVC)

DE	69012405	removed as of October 1, 1999
FR	0395440-B	removed as of October 1, 1999
GB	0395440-B	removed as of October 1, 1999
NL	0395440-B	removed as of October 1, 1999